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                                                              EXHIBIT 23



               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 10, 1997, included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8, File Nos. 33-80436, 33-94268, 33-94284.




                                /s/ Arthur Andersen LLP
                                ARTHUR ANDERSEN LLP


Boston, Massachusetts
March 10, 1997